UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 10, 2009

VASCO Data Security International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices, including zip code)

(630) 932-8844

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ITEM 9.01	Exhibits.

SIGNATURES

EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of VASCO Data Security International, Inc. (the “Company”) held on June 10, 2009, the Company’s shareholders approved the VASCO Data Security International, Inc. Executive Incentive Compensation Plan (the “Annual Incentive Plan”) and the VASCO Data Security International, Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan” and together with the Annual Incentive Plan, the “Plans”), which the Company’s Board of Directors had adopted, subject to shareholder approval, on December 19, 2008.

Both Plans are administered in the sole discretion of the Company’s Compensation Committee (the “Committee”). The Committee will determine the terms of awards granted under the Plans, subject to the terms of the Plans. Both Plans permit certain awards granted under them to qualify as “performance-based compensation” as defined under regulations issued under Section 162(m) of the Internal Revenue Code of 1986, as amended. No awards have yet been made under either Plan.

The Annual Incentive Plan permits the Committee to grant awards to the Company’s executive officers that provide them with the opportunity to receive cash payments based on the achievement of performance goals over a fixed performance period.

The 2009 Equity Plan permits the Committee to grant awards to directors, officers and other employees of the Company, as well as consultants, advisers and independent contractors in limited circumstances. The 2009 Equity Plan permits the issuance of awards in a variety of forms, including (1) shares of the Company’s common stock (“Common Stock”), (2) nonqualified and incentive stock options for the purchase of Common Stock, (3) stock appreciation rights, (4) deferred stock, (5) other stock-based awards (including restricted shares, performance shares, performance units and other stock unit awards), and (6) cash incentive awards. The Committee may condition the grant or vesting of such awards on the achievement of performance goals or the passage of time. The aggregate number of shares of Common Stock available for issuance under the 2009 Equity Plan is 8,000,000.

The descriptions of the Plans contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2009 in connection with the Company’s 2009 Annual Meeting of Shareholders (the “2009 Proxy Statement”), under the captions “Proposal 2 – Approval of the Vasco Data Security International, Inc. Executive Incentive Compensation Plan” and “Proposal 3 – Approval of the Vasco Data Security International, Inc. 2009 Equity Incentive Plan,” respectively, are incorporated herein by reference. The above descriptions of the Annual Incentive Plan and 2009 Equity Plan do not purport to be complete and are qualified in their entirety by reference to the complete texts of such Plans, which were attached as Appendices A and B, respectively, to the 2009 Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	VASCO Data Security International, Inc. Executive Incentive Compensation Plan (incorporated by reference from Appendix A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2009)

10.2	VASCO Data Security International, Inc. 2009 Equity Incentive Plan (incorporated by reference from Appendix B to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2009

VASCO Data Security International, Inc.
(Registrant)

By:	/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	VASCO Data Security International, Inc. Executive Incentive Compensation Plan (incorporated by reference from Appendix A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2009)

10.2	VASCO Data Security International, Inc. 2009 Equity Incentive Plan (incorporated by reference from Appendix B to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2009)